UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2003

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On October 1, 2003, Encore Medical Corporation (the “Company”) entered into an Employment Agreement with Kenneth W. Davidson, the Company’s Chairman of the Board and Chief Executive Officer. The Employment Agreement between the Company and Kenneth W. Davidson is attached to this Form 8-K as Exhibit 10.1.

On November 18, 2003, the Company entered into a Consulting Agreement with Galen Advisors, LLC. The Consulting Agreement between the Company and Galen Advisors, LLC is attached to this Form 8-K as Exhibit 10.2.

On December 4, 2003, at a special meeting of the Company’s stockholders, the stockholders approved an amendment to the Company’s certificate of incorporation increasing the authorized number of common shares from 50,000,000 shares to 100,000,000 shares. Stockholders also voted to approve an increase in the number of shares of common stock authorized and reserved for issuance under the Company’s 1997 Distributor Advisory Panel Stock Option Plan from 200,000 shares to 1,200,000 shares. The Company’s Certificate of Amendment to the Certificate of Incorporation and the Company’s Amended and Restated 1997 Distributor Advisory Panel Stock Option Plan are attached to this Form 8-K as Exhibits 3.1 and 10.3, respectively.

On December 16, 2003, the Company closed the public offering of 8,500,000 shares of its common stock at $6.25 per share (the “Offering”). In the Offering, the Company sold 6,000,000 shares and various selling stockholders sold 2,500,000 shares. The Underwriting Agreement relating to the common stock sold in the Offering is attached to this Form 8-K as Exhibit 1.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

1.1	Underwriting Agreement, dated December 10, 2003, by and among Encore Medical Corporation, its subsidiary guarantors, the underwriters named therein and the selling stockholders named therein.

3.1	Certificate of Amendment to the Certificate of Incorporation of Encore Medical Corporation.

10.1	Employment Agreement, dated October 1, 2003, by and between Encore Medical Corporation and Kenneth W. Davidson.

10.2	Consulting Agreement, dated November 18, 2003, by and between Encore Medical Corporation and Galen Advisors, LLC.

10.3	Encore Medical Corporation Amended and Restated 1997 Distributor Advisory Panel Stock Option Plan.

23.1	Consent of KPMG LLP.

99.1	Press Release, dated December 17, 2003.

Item 9. Regulation FD Disclosure

On December 17, 2003, the Company issued a press release to announce the closing of the Offering. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: December 17, 2003	By:	/s/ Harry L. Zimmerman

Harry L. Zimmerman Executive Vice President – General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 10, 2003, by and among Encore Medical Corporation, its subsidiary guarantors, the underwriters named therein and the selling stockholders named therein.
3.1	Certificate of Amendment to the Certificate of Incorporation of Encore Medical Corporation.
10.1	Employment Agreement, dated October 1, 2003, by and between Encore Medical Corporation and Kenneth W. Davidson.
10.2	Consulting Agreement, dated November 18, 2003, by and between Encore Medical Corporation and Galen Advisors, LLC.
10.3	Encore Medical Corporation Amended and Restated 1997 Distributor Advisory Panel Stock Option Plan.
23.1	Consent of KPMG LLP.
99.1	Press Release, dated December 17, 2003.

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